Exhibit 10 (a)

         Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP

                             [JordenBurt Letterhead]

                                November 8, 2000

AIG Life Insurance Company
One Alico Plaza
600 King Street
Wilmington, Delaware 19801

Ladies and Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Counsel" in the Statement of Additional Information contained in pre-effective amendment no. 1 to the registration statement on Form N-4 (File Nos. 811-5301 and 333-36260) filed by AIG Life Insurance Company and Variable Account I with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                          Very truly yours,


                          /s/ Jorden Burt Boros Cicchetti Berenson & Johnson LLP

                          Jorden Burt Boros Cicchetti Berenson & Johnson LLP